EXHIBIT 10.2


                           MBIA INSURANCE CORPORATION

                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY

                              September [__], 1999

                                                         Policy No. [__________]

Re: CarMax Auto Owner Trust 1999-1, Class A-1, Class A-2, Class A-3 and Class A-4 Asset-Backed Notes (collectively, the "Notes") and Asset-Backed Certificates (the "Certificates" and, together with the Notes, the "Securities");

Insured
Obligation:            Obligation   of  CarMax  Auto  Owner  Trust  1999-1  (the
                       "Trust") to pay the servicing fee with respect to the Trust and to pay interest on and the principal of the Securities.

Beneficiary:           Bankers  Trust  Company,  as indenture  trustee under the
                       Agreement (as defined below) (together with any successor trustee duly appointed and qualified under the Agreement)
                       (the "Indenture Trustee").


        MBIA INSURANCE CORPORATION ("MBIA"), for consideration received, hereby unconditionally and irrevocably guarantees to the Beneficiary, subject only to the terms of this Policy (the "Policy"), payment of the Insured Obligation. MBIA agrees to pay to the Beneficiary:

        (x) with respect to any Payment Date, the Total Servicing Fee for the preceding Collection Period (after giving effect to any distribution of Available Funds or funds withdrawn from the Reserve Account to pay the servicing fee to the Servicer on such Payment Date);

        (y) with respect to any Payment Date, the Total Note Interest and the Total Certificate Interest for such Payment Date (after giving effect to any distribution of Available Funds or funds withdrawn from the Reserve Account to pay interest to the Noteholders or the Certificateholders on such Payment Date); and

        (z) with respect to any Payment Date, the Monthly Note Principal and the Monthly Certificate Principal for such Payment Date (after giving effect to any distributions of Available Funds or funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders on such Payment
Date);



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provided,  however,  that no payment under this Policy on any Payment Date shall exceed the Policy Amount for such Payment Date.

        Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture dated as of September 1, 1999 between the Trust and the Indenture Trustee (the "Agreement"). As used herein, the term "Policy Amount" shall mean, with respect to any Payment Date,

         (x) the sum of (A) the lesser of (i) the Note Balance plus the Certificate Balance, in each case as of such Payment Date (after giving effect to any distribution of Available Funds or funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders on or before such Payment Date) and (ii) the Net Principal Policy Amount (after giving effect to any distribution of Available Funds or funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders on or before such Payment Date), plus (B) Total Note Interest for such Payment Date, plus (C) Total Certificate Interest for such Payment Date, plus (D) the Total Servicing Fee for the preceding Collection Period; less

         (y) all amounts on deposit and available for withdrawal from the Reserve Account on such Payment Date.

         As used herein, the term "Net Principal Policy Amount" shall mean the sum of the Note Balance as of the Closing Date plus the Certificate Balance as of the Closing Date, minus all amounts previously drawn on the Policy or withdrawn from the Reserve Account and applied on or before that date to pay principal to the Noteholders or the Certificateholders.

         As used herein, the term "Insurance Agreement" shall mean the Insurance and Reimbursement Agreement, dated as of September __, 1999 among CarMax Auto Receivables LLC (the "Depositor"), CarMax Auto Superstores, Inc., as seller (the "Seller") and as servicer (the "Servicer"), the Trust and MBIA.

         As used herein, the term "Insolvency Proceeding" shall mean (i) the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshaling of assets and liabilities or similar proceedings by or against the Seller, the Servicer, the Depositor or the Trust, or (ii) the commencement, after the date hereof, of any proceedings by or


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

against the Seller, the Servicer, the Depositor or the Trust for the winding up or liquidation of its affairs or (iii) the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshaling of assets and liabilities or similar proceedings of or relating to the Seller, the Servicer, the Depositor or the Trust.

         Subject to the foregoing, if any amount paid or required to be paid in respect of the Insured Obligation is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Beneficiary, the Noteholders or the Certificateholders are required to return such voided payment, or any portion of such voided payment made or to be made in respect of the Notes or the Certificates, respectively (an "Avoided Payment"), MBIA will pay an amount equal to each such Avoided Payment, irrevocably, absolutely and unconditionally and without the assertion of any defenses to payment, including fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety in law or in equity, upon receipt by MBIA from the Beneficiary, the Noteholders or the Certificateholders of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Beneficiary, the Noteholders or the Certificateholders are required to return any such payment or portion thereof prior to the Termination Date (as defined below) of this Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in the form of Exhibit D hereto, irrevocably assigning to MBIA all rights and claims of such Beneficiary, the Noteholders or the Certificateholders relating to or arising under such Avoided Payment and (z) a Notice for Payment in the form of Exhibit A hereto appropriately completed and executed by the Beneficiary, the Noteholders or the Certificateholders. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Beneficiary, the Noteholders or the Certificateholders directly unless such Noteholder or such Certificateholder (as the case may be) has returned principal and interest paid on the Notes or the Certificates (as the case may be) to such receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder or such Certificateholder (as the case may be).

         Notwithstanding the foregoing, in no event shall MBIA be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of the Notes or the Certificates, prior to the time MBIA would have been required to make a payment in respect of such principal pursuant to the first paragraph of this Policy.



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

         Payment of amounts hereunder shall be made in immediately available funds (x) pursuant to the first paragraph of this Policy on the later of (a) 12:00 noon, New York City time, on the Payment Date or (b) 12:00 noon, New York City time, on the Business Day next succeeding presentation to MBIA and State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") (as hereinafter provided) of a notice for payment in the form of Exhibit A hereto ("Notice for Payment"), appropriately completed and executed by the Beneficiary, and (y) in respect of Avoided Payments, prior to 12:00 noon, New York City time, on the second Business Day following MBIA's receipt of the documents required under clauses
(x) through (z) of the second preceding paragraph. Any such documents received by MBIA after 12:00 noon, New York City time, on any Business Day or on any day that is not a Business Day shall be deemed to have been received by MBIA prior to 12:00 noon, New York City time, on the next succeeding Business Day. All payments made by MBIA hereunder in respect of Avoided Payments shall be made with MBIA's own funds. A Notice for Payment under this Policy may be presented to the Fiscal Agent and MBIA on any Business Day following the Determination Date in respect of which the Notice for Payment is being presented by (a) delivery of the original Notice for Payment to the Fiscal Agent and MBIA at its respective addresses set forth below, or (b) facsimile transmission of the original Notice for Payment to the Fiscal Agent and MBIA at its respective facsimile numbers set forth below. If presentation is made by facsimile transmission, the Beneficiary shall (i) simultaneously confirm transmission by telephone to the Fiscal Agent and MBIA at its respective telephone numbers set forth below, and (ii) as soon as reasonably practicable, deliver the original Notice for Payment to the Fiscal Agent and MBIA at its respective addresses set forth below. Any Notice for Payment received by the Fiscal Agent and MBIA after 1:00 p.m., New York City time, on a Business Day, or on any day that is not a Business Day, shall be deemed to be received by the Fiscal Agent and MBIA at 9:00 a.m., New York City time, on the next succeeding Business Day.

         If any Notice for Payment received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent and MBIA, and MBIA or the Fiscal Agent shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice for Payment.

         Payments due hereunder unless otherwise stated herein shall be disbursed by the Fiscal Agent or MBIA to the Indenture Trustee on behalf of the Noteholders and the Certificateholders by wire transfer of immediately available funds in the amount of such payment.



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

        The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Noteholders or the Certificateholders for any acts of the Fiscal Agent or any failure of MBIA to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

        MBIA hereby waives and agrees not to assert any and all rights to require the Beneficiary to make demand on or to proceed against any person, party or security prior to the Beneficiary demanding payment under this Policy.

        No defenses, set-offs and counterclaims of any kind available to MBIA so as to deny payment of any amount due in respect of this Policy shall be valid, and MBIA hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

        Any rights of subrogation acquired by MBIA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in night of payment to the prior indefeasible payment in full of all amounts due the Indenture Trustee on account of payments due under the Notes or the Certificates.

        This Policy is neither transferable nor assignable, in whole or in part, except to a successor trustee duly appointed and qualified under the Agreement. Such transfer and assignment shall be effective upon receipt by MBIA of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee, in the form of Exhibit B hereto (which shall be conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he is a duly authorized officer of the transferee.

        All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to MBIA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to MBIA at:

                  MBIA Insurance Corporation
                  113 King Street
                  Armonk, N.Y. 10504
                  Attention:      Insured Portfolio Management,
                                  Structured Finance
                  Telephone:      (914) 273-4949
                  Facsimile:      (914) 765-3163



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

or such other address, telephone number or facsimile number as MBIA may designate to the Beneficiary in writing from time to time. Each such notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by MBIA.

        Any notice hereunder delivered to the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as MBIA shall specify in writing to the Indenture Trustee and the Depositor.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006, Attention: Municipal Registrar and Paying Agency,
Facsimile: (212) 612-3201, Telephone: (212) 612-3458 or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        The obligations of MBIA under this Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Indenture Trustee, the Depositor, the Servicer or any other Person to perform any covenant or obligation in favor of MBIA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Indenture Trustee, the Depositor, the Servicer, or any other Person shall in any way affect or limit MBIA's obligations under this Policy. If an action or proceeding to enforce this Policy is brought by the Beneficiary, the Beneficiary shall be entitled to recover from MBIA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

        There shall be no acceleration payment due under this Policy unless such acceleration is at the sole option of MBIA.

        This Policy and the obligations of MBIA hereunder shall terminate on the day (the "Termination Date") on which the earliest of the following occurs: (i) MBIA receives written notice, signed by the Beneficiary, substantially in the form of Exhibit C hereto, stating that the Agreement has been terminated pursuant to its terms, (ii) the date which is one year and one day following the Payment Date occurring on [__________________] and (iii) the date which is one year and one day following the Payment Date upon which the later of the final distribution on the Notes or the Certificates is made.



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

        The foregoing notwithstanding, if an Insolvency Proceeding is existing by or against the Seller, the Servicer, the Depositor or the Trust, during the one year and one day period set forth in clauses (ii) or (iii) above, then this Policy and MBIA's obligations hereunder shall terminate on the later of (i) the date of the conclusion or dismissal of such Insolvency Proceeding without continuing jurisdiction by the court in such Insolvency Proceeding, and (ii) the date on which MBIA has made all payments required to be made under the terms of this Policy in respect of Avoided Payments.

        This Policy is not covered by the property/casualty insurance fund specified in Article Seventy-Six of the New York State insurance law.

        This Policy sets forth in full the undertaking of MBIA and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment to any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust or any other Person and may not be canceled or revoked by MBIA prior to the time it is terminated in accordance with the express terms hereof.

         This Policy shall be returned to MBIA upon expiration.

         THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


         IN WITNESS WHEREOF, MBIA has caused this Policy to be duly executed on the date first written above.

                                           MBIA INSURANCE CORPORATION


                                           By: _____________________________
                                               Name:
                                               Title:


                                           By: _____________________________
                                               Name:
                                               Title: